SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __)

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PROCYON CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than Registrant)

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PROCYON CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held November 10, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 10, 2020:

This Proxy Statement and the Annual Report on Form 10-K for the year ended June 30, 2020 are available on the Company’s internet website at http://www.procyoncorp.com/investor-relations.html

Notice is hereby given that the Annual Meeting of Shareholders of Procyon Corporation, a Colorado corporation (the “Company”), will be held at the offices of Procyon Corporation, 1300 S. Highland Ave, Clearwater, Florida 33756 on Tuesday, November 10, 2020, at 4:00 p.m. Eastern Time, or at any adjournment or adjournments thereof, for the following purposes:

1.	To elect seven directors to hold office for the term set forth in the accompanying Proxy Statement and until their successors shall have been duly elected and qualified;

2.	To ratify the appointment of Ferlita, Walsh, Gonzalez & Rodriguez, P.A. as independent registered public accountants for the 2021 fiscal year;

3.	To approve the Procyon Corporation 2020 Stock Option and Incentive Plan;

4.	To consider and transact such other business as may properly come before the meeting or any adjournment thereof.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING, although only shareholders of record at the close of business on September 21, 2020, will be entitled to notice of, and to vote at, the meeting or any adjournment thereof. The transfer books of the Company will not be closed.

By Order of the Board of Directors,

Justice W. Anderson
Chief Executive Officer
Clearwater, Florida October 9, 2020

IMPORTANT

PLEASE MARK, DATE, SIGN, NOTE ANY CHANGE OF ADDRESS AND RETURN THE ENCLOSED PROXY CARD IMMEDIATELY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, WE WILL BE GLAD TO RETURN YOUR PROXY SO THAT YOU MAY VOTE IN PERSON.

PROCYON CORPORATION
1300 S. HIGHLAND AVENUE
CLEARWATER, FLORIDA 33756

(727) 447-2998

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

  To Be Held November 10, 2020
4:00 p.m. Eastern Time

General

The enclosed proxy is solicited by the Board of Directors of Procyon Corporation (hereinafter referred to as the “Company” or “we”) for use at the Annual Meeting of Shareholders to be held at the Procyon Corporation, 1300 S. Highland Ave., Clearwater, Florida at 4:00 p.m., Eastern Time, on Tuesday, November 10, 2020, for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders. This Proxy Statement and the form of proxy will be mailed to shareholders on or about October 9, 2020. A shareholder giving a proxy has the power to revoke it at any time prior to its exercise by notifying the Secretary of the Company. Unless the proxy is revoked, or unless it is received in such form as to render it invalid, the shares represented by it will be voted in accordance with the instructions contained therein.

The record date with respect to this solicitation is September 21, 2020. All holders of record of Common Stock and Preferred Stock of the Company as of the close of business on that date are entitled to vote at the meeting. As of September 21, 2020, the Company had a total of 8,254,488 voting shares issued and outstanding consisting of 8,087,388 of Common shares, and 167,100 shares of Preferred Stock. Each Common and Preferred share is entitled to one vote. A majority of the votes entitled to be cast constitutes a quorum. If a quorum exists, action on any matter other than the election of directors will be approved if the votes cast in person or by proxy at the meeting favoring the action exceed the votes cast opposing the action. In the election of directors, that number of candidates equaling the number of directors to be elected having the highest number of votes cast in favor of their election will be elected. Abstentions and broker non-votes are not counted in the calculation of the vote. The Company’s officers and directors and director nominees, who are expected to vote for the directors nominated by the Board of Directors and to vote in accordance with the recommendations of the Board of Directors, own a majority of the Company’s outstanding shares. A shareholder may revoke a proxy at any time prior to its being voted. If a proxy is properly signed and is not revoked by the shareholder, the shares it represents will be voted at the meeting in accordance with the instructions of the shareholder. If the proxy is signed and returned without specifying choices, the shares will be voted in accordance with the recommendations of the Board of Directors. The cost of this solicitation will be borne by the Company. Employees and directors of the Company may solicit proxies on behalf of the Company but will not receive any additional compensation for such solicitation. Proxies may be solicited personally or by mail, email, facsimile or telephone.

As a matter of policy, the Company holds proxies, ballots and voting tabulations that identify individual shareholders confidential. Such documents are available for examination only by the inspectors of election, none of whom is an employee of the Company, and certain employees associated with tabulation of the vote. The identity of the vote of any shareholder is not disclosed except as may be necessary to meet legal requirements.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Under the securities laws of the United States, the Company’s directors, its executive officers, and any persons holding more than ten percent of the Company’s Common Stock are required to report their initial ownership of the Company’s Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission and the Company. Specific due dates for these reports have been established and the Company is required to disclose any failure to file, or late filing, of such reports. Based solely on the Company’s review of the reports and amendments thereto furnished to the Company and written representations that no other reports were required to be filed in fiscal 2020, the Company’s officers, directors and beneficial owners of more than ten percent of its Common Stock complied with all Section 16(a) filing requirements.

CERTAIN RELATIONSHIPS, RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

We adopted a written policy that requires Board approval by a disinterested majority of the directors voting for any transaction in which one of our directors, nominees for director, executive officers or greater than five percent stockholders, or their immediate family members, have a material interest. All of our directors and executive officers are required at all times, but not less than annually, to disclose all relationships they have with companies or individuals that have conducted business with, or had an interest in, our Company. Our executive officers monitor our operations, giving consideration to the disclosed relationships, and refer potential transactions to the Board of Directors for approval. The Board of Directors considers a related party transaction for its potential economic benefit to us, to ensure the transaction is, among other things, on terms no less favorable to us than those involving unrelated parties, in accordance with our policies and procedures, and that it is properly disclosed in our reports to shareholders.

Other than transactions described below, since July 1, 2019, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party:

•	in which the amount involved exceeds $120,000; and,

•

in which any director, nominee for director, executive officer, shareholder which beneficially owns five percent or more of our common stock or any member of their immediate family members, had or will have a direct or indirect material interest.

Justice W. Anderson, our Chief Executive Officer, personally guaranteed a new $250,000 line of credit of which $0 was drawn out as of June 30, 2020.

We have determined that each of our directors, except Regina W. Anderson, Justice W. Anderson and James B. Anderson, are independent within applicable rules of The NASDAQ Stock Market® (“NASDAQ Rules”). Therefore, a majority of our Board of Directors, and each member of the Audit and Compensation Committees, are independent within applicable NASDAQ rules. Further, each member of our Audit Committee is also considered independent under SEC Rule 10A-3.

ANNUAL REPORT

The Annual Report to Shareholders for the year ended June 30, 2020 (“fiscal 2020") is being sent to all shareholders with this Proxy Statement. The Annual Report to Shareholders does not form any part of the material for the solicitation of any Proxy. The Annual Report to Shareholders contains the Company’s Annual Report on Form 10-K for fiscal 2020, as filed with the Securities and Exchange Commission on October 6, 2020. An additional copy of such Report, without exhibits, is available without charge to any shareholder of the Company upon written request to James B. Anderson, Procyon Corporation, 1300 S. Highland Ave., Clearwater, Florida 33756. The Annual Report to Shareholders is also available online at http://www.procyoncorp.com/investor-relations.html.

SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), some stockholder proposals may be eligible for inclusion in the Company’s Proxy Statement for next year’s Annual Meeting, the Company’s fiscal 2022 Annual Meeting. Shareholders who intend to submit proposals for inclusion in the 2022 Proxy Statement must do so by sending the proposal and supporting statements, if any, to the Company no later than June 11, 2021, and must meet the requirements of Rule 14a-8 under the Exchange Act. Such proposals should be sent to the attention of the Corporate Secretary, Procyon Corporation, 1300 S. Highland Ave, Clearwater, Florida 33756. The submission of a stockholder proposal does not guarantee that it will be included in the Company’s Proxy Statement. If a shareholder intends to present a proposal for consideration at the 2022 annual meeting outside of the processes of Rule 14a-8 under the Exchange Act, the SEC rules permit management to vote proxies in its discretion if we receive notice of the proposal before the close of business on August 25, 2021 and advise shareholders in our proxy statement for next year’s annual meeting about the nature of the matter and how our management intends to vote on such matter.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

The Board of Directors of the Company has implemented a process whereby shareholders may send communications to the Board’s attention. Any shareholder desiring to communicate with the Board, or one or more specific members thereof, should communicate in a writing addressed to Procyon Corporation, 1300 S. Highland Ave., Clearwater, Florida 33756. The Corporate Secretary of the Company has been instructed by the Board to promptly forward all such communications to the specified addressees thereof.

OTHER MATTERS

Except for the matters described herein, management does not intend to present any matter for action at the Annual Meeting and knows of no matter to be presented at such meeting that is a proper subject for action by the shareholders. However, if any other matters should properly come before the Annual Meeting, it is intended that votes will be cast pursuant to the authority granted by the enclosed Proxy in accordance with the best judgment of the person or person acting under the Proxy.

PROPOSALS TO BE VOTED UPON

I.  ELECTION OF DIRECTORS

Information concerning the seven nominees for election as directors is shown below. If elected, each nominee will serve as director for a one-year term or until his or her successor is elected and qualified. Effective October 1, 2015, the Board of Directors has changed the number of directors from eight to seven. All nominees are now members of the Board of Directors and all nominees have been unanimously nominated to stand for election or re-election by the Board of Directors, which performs the functions of a nominating committee, and which is composed of a majority of “independent” directors, within the meaning of the applicable listing standards of The NASDAQ Stock Market® (“NASDAQ Rules”). If any nominee should for any reason become unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board of Directors may designate or the Board of Directors may reduce the number of directors to eliminate the vacancy. If the nominees for director are re-elected, the Board will continue to be composed of a majority of independent directors.

The following material contains information concerning the nominees, including their recent employment, positions with the Company, other directorships and age as of the date of this Proxy Statement.

Name	Age	Capacities in Which Served	Director Since
Regina W. Anderson	73	Chairwoman of the Board	2005
Fred W. Suggs, Jr.	73	Director	1995
James B. Anderson	50	Director and Chief Financial Officer; Vice President - Operations, Amerx Health Care Corp.	2006
Justice W. Anderson	43	Director, Chief Executive Officer / President - Procyon President, Vice-President Marketing - Amerx Health Care Corp.	2006
Monica L. McCullough	49	Director	2019
Joseph R. Treshler	67	Director	2013
Paul E. Kudelko	80	Director	2013

Justice W. Anderson. Mr. Anderson currently serves as the Chief Executive Officer/President for Procyon (since January 2018) and President and V.P. of Marketing for AMERX Health Care Corporation. He has served on Procyon's Board of Directors since 2006. Mr. Anderson served as the Vice President of Sales for AMERX from January of 2001 until June of 2012 when the new V.P. of Sales was hired. Mr. Anderson has served on the Corporate Advisory Board of the American Academy of Podiatric Practice Management. Mr. Anderson joined AMERX in 2000 after receiving his B.A. degree from the University of Florida. Mr. Anderson is the son of John C. Anderson, our late President, Chief Executive Officer and Chairman of the Board, son of Regina Anderson, the Company's Chairwoman of the Board and former Chief Executive Officer/President of Procyon and the brother of James B. Anderson, our Chief Financial Officer.

Regina Anderson. Ms. Anderson has served as Chairwoman of the Board of Directors since September 2005, and as our Chief Executive Officer/President from November 2005 through December 2017. Ms. Anderson has 38 years experience in the medical field and 31 years of management experience. Ms. Anderson worked at Health South Rehabilitation Hospital for ten years as Outpatient Director, in charge of the main outpatient center plus four satellite offices. Prior to her work at HealthSouth, Regina was Vice-President of Operations at Stuffit Direct Marketing Company from 1980 through 1989. Regina received her Masters Degree from Kansas State University in 1970.

James B. Anderson. Mr. Anderson, a Director since 2006, has served as our Chief Financial Officer since June 2005. In addition, from September 22, 2005, until that position was filled by Regina Anderson on November 1, 2005, Mr. Anderson served as Interim Chief Executive Officer. On June 28, 2005, Mr. Anderson was appointed to serve as the President of Sirius Medical Supply, Inc. Since 1993, Mr. Anderson has been involved with AMERX Health Care Corporation as its Chief Information Officer until 2005, when he was appointed VP of Operations. In 1996, Mr. Anderson became involved with Procyon Corporation after its merger and has since performed the duties of Vice President of Operations. Prior to Mr. Anderson's work with the Company, he was involved with importing and exporting to Russia and Direct Mail Marketing. He received a B.S. from the University of South Florida. Mr. Anderson is the son of John C. Anderson, our late President, Chief Executive Officer and Chairman of the Board, the son of Regina Anderson, the Company's Chairwoman of the Board and former Chief Executive Officer of Procyon, and the brother of Justice W. Anderson, our Chief Executive Officer/President of Procyon and Vice President of Marketing and the President of AMERX Health Care Corporation.

Fred W. Suggs, Jr. Mr. Suggs has served on our Board of Directors since 1995. He is also the Chairman of the Ethics Committee and is a member of the Compensation Committee. Mr. Suggs brings his expertise and experience as a labor lawyer. He has been a practicing attorney since 1975. He is a partner in the Greenville, South Carolina office of Ogletree, Deakins, Nash, Smoak & Stewart, specializing in labor and employment law. He has been certified as a specialist in labor and unemployment law by the South Carolina Supreme Court and is a frequent lecturer on labor and employment law issues. Mr. Suggs graduated from Kansas State University with a B.S. degree and he received his J.D. degree from the University of Alabama.

Joseph R. Treshler. Mr. Treshler was appointed director by the Board of Directors in January 2013 to fill a vacancy on the Board created by increasing the number of total Board members. Mr. Treshler serves at the Vice President of Business Management & Development of Covanta Energy Corporation, and is responsible for Covanta’s asset management, business development, project implementation, client community relations, community affairs and Clean World Initiative efforts in Florida. Mr. Treshler earned his B.S. degree in Chemical Engineering in 1974 from Iowa State University of Science and Technology. He is a Professional Engineer registered to practice in the State of Florida. Mr. Treshler was appointed by the Company’s Board of Directors to serve on the Audit Committee on January 8, 2013 and to serve on the Ethics Committee on June 7, 2013.

Dr. Paul E. Kudelko, Sr. Dr. Kudelko has served as a Director of the Company since December 2013 and is a member of the Ethics Committee. Dr. Kudelko is a retired cardiovascular physician. At the time of his retirement in 2010, Dr. Kudelko had practiced with the Clearwater Cardiovascular and Interventional Consultants for the past seven years. Dr. Kudelko attended Duquesne University, graduated from the Kirksville College of Osteopathic Medicine, and was a resident in medicine at Detroit Osteopathic Hospital and Riverside Hospital, Trenton, MI. Dr. Kudelko acted as Affiliate Assistant Professor, Department of Family Medicine, and Department of Internal Medicine, at the University of South Florida College of Medicine in Tampa, FL for a total of approximately eleven years.

Monica McCullough. Ms. McCullough has served as a Director of the Company since November 2019 and was appointed Chairperson of the Audit Committee in 2019. Ms. McCullough has 25 years of accounting experience in various capacities. Her experience includes the management of several accounting functions, implementation and maintenance of Sarbanes-Oxley policies and procedures, SEC reporting, coordination of quarterly and annual audits, as well as implementing and maintaining accounting systems. She has spent the last 8 years as Facility Controller in the waste to energy industry. Ms. McCullough graduated from the University of South Florida with a B.S. degree in Accounting and is a Certified Public Accountant.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of Common Stock as of October 5, 2020 by (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock, (ii) each director or director nominee, and (iii) all executive officers and directors as a group. Each person has sole voting and sole investment or dispositive power with respect to the shares shown except as noted. As to the Company’s preferred stock, as of October 5, 2020, no officer or director of the company owned any preferred shares.

Common Shareholdings on October 5, 2020

Name and Address	(3)	Number of Shares		Percent of Class (%)
Justice W. Anderson	(4)	3,490,500		43.2
Michael T. Foley	(6)	222,945	(7)	2.8
George O. Borak		100,092		1.2
Fred W. Suggs	(l)	100,000		1.2
James B. Anderson		81,000	(5)	1.0
Regina W. Anderson		78,060		1.0
Joseph R. Treshler	(1)(2)	17,000		*
Paul E. Kudelko		0		0
Monica L McCullough	(2)	0		0
All directors and officers as a group (eight persons)		4,089,597		50.6
Roy M. Speer Foundation, 2535 Success Dr., Odessa, FL 33556		1,600,000		19.9

* Less than 1%

(1)	Member of the Compensation Committee.
(2)	Member of the Audit Committee.
(3)	Except as noted above, the address for all persons listed is 1300 S. Highland Ave, Clearwater, Florida 33756
(4)	Mr. Anderson beneficially owns 3,350,500 shares of common stock as Trustee of the John C. Anderson Trust in accordance with Mr. Anderson's will. He also owns of record 75,000 shares of common stock.
(5)	Includes 10,000 shares in joint name with his wife.
(6)	Mr. Foley resigned as Director and Chair of the Audit Committee effective November 11, 2019.
(7)	Includes 17,945 shares of common stock owned of record by Mr. Foley's wife's trust, of which shares Mr. Foley disclaims beneficial ownership.

Compensation of Directors and Executive Officers.

Processes and Procedures for the Consideration and Determination of Executive and Director Compensation.

Compensation programs for our executive officers are reviewed and recommended by our Compensation Committee and are approved by the Board of Directors. None of the executive officers are members of the Compensation Committee or otherwise had any role in determining the compensation for themselves or other executives, although the Compensation Committee does receive input from the executive officers when considering adjustments to base salary and other compensation components and the Chief Executive Officer’s recommendations with respect to compensation of the other executives. The Compensation Committee conducts an annual review of our executive compensation programs to ensure that they meet the Company’s objectives. The Compensation Committee does not delegate its authority to evaluate and make recommendations to the Board concerning executive compensation to any persons. Further, the Compensation Committee has not relied in the past on any consultants in the performance of its duties. The Compensation Committee is also responsible for making recommendations concerning director compensation. Currently, the directors do not receive any compensation.

Summary Compensation Table. The following table sets forth compensation information for the two fiscal years ended June 30, 2020 and 2019 of the Company’s Chief Executive Officer and Chief Financial Officer, and the President and Vice President - Sales of our subsidiary, Amerx Health Care Corp. (the “Named Executive Officers”). Elements of compensation for our Named Executive Officers include salary, discretionary cash bonuses, non-equity incentive plan compensation and other perquisites and benefits. We do not have a pension plan and do not offer non-qualified deferred compensation arrangements. As a result, columns related to these items have been omitted from the table below.

Name and Principal Position	Year	Salary($)	Bonus($)	Option Awards ($)		Non-equity incentive plan compensation ($)(2)	All Other Compensation ($)	Total($)
Justice W. Anderson,	2020	$242,116	$0	$0		$27,465	$0	$269,581
President (AMERX ) CEO & President (Procyon) as of January 2018	2019	$214,043	$0	$0	(1)	$15,486	$0	$229,529
James B. Anderson,	2020	$166,924	$0	0		$15,926	$0	$182,850
Chief Financial Officer (Procyon), Vice President of Operations (AMERX )	2019	$152,900	$0	0		$15,486	$0	$168,386
George O Borak,	2020	$172,243	$0	0		$19,718	$0	$191,961
Vice President Of Sales (AMERX )	2019	$160,000	$5,162	0		$12,429	$0	$177,591

1.	Aggregate grant date fair value. 25,000 options granted with $0.19 exercise price.
2.	Profit sharing earned in fiscal 2018/2019 respectively, but paid on or about October 1, 2019/2020 respectively.

Narrative Disclosure to Summary Compensation Table

Named Executive Officer’s Employment Contracts

Justice W. Anderson's Restated and Amended Executive Employment Agreement, which is effective July 1, 2020, provides for a base annual salary of $247,200 and other benefits, including certain incentive bonus compensation based upon Amerx achieving certain financial goals for sales and net profit and at the discretion of the Board of Directors. Mr. Anderson's Agreement calls for a term of one year, but may be terminated by either party, with or without cause, upon thirty day's written notice.

James B. Anderson's Restated and Amended Executive Employment Agreement, which is effective July 1, 2020, provides for a base annual salary of $180,000 and other benefits, including short-term and long-term incentive bonus compensation based upon Amerx achieving certain operational and financial goals and at the discretion of the Board of Directors. Mr. Anderson's Agreement calls for a term of one year, but may be terminated by either party, with or without cause, upon thirty day's written notice.

George Borak's Restated and Amended Executive Employment Agreement, which is effective July 1, 2020, provides for a base annual salary of $180,000 and other benefits, including certain incentive bonus compensation based upon Amerx achieving certain financial goals for sales and net profit and at the discretion of the Board of Directors. Mr. Borak's Agreement calls for a term of one year, but may be terminated by either party, with or without cause, upon thirty day's written notice.

Outstanding Equity Awards

An Agreement to grant 40,000 Options to purchase common stock was executed and delivered to Justice Anderson, pursuant to his executive employment agreement, on September 27, 2016, but with a grant date of June 30, 2016.

An Agreement to grant 25,000 Options to purchase common stock was executed and delivered to Justice Anderson, pursuant to his executive employment agreement, on August 23, 2017, but with a grant date of June 30, 2017.

Compensation of Directors

No employee of the Company receives any additional compensation for his services as a director. No non-employee director receives any compensation for his service; however, the Board of Directors has authorized payment of reasonable travel or other out-of-pocket expenses incurred by non-management directors in attending meetings of the Board of Directors. The Board of Directors may consider alternative director compensation arrangements from time to time.

Stock Option Plan

The Company maintained the Procyon Corporation 2009 Stock Option Plan (the “2009 Option Plan”) until it expired on December 8, 2019. The 65,000 Options issued prior to expiration of the 2009 Option Plan are still excercisable by the recipient for a period of ten years from the grant date.

The 2009 Option Plan was approved by our shareholders on December 8, 2009 and expired on December 8, 2019. The purpose of the 2009 Option Plan was to advance the interests of the Company and the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders.

As of June 30, 2019, 65,000 Options to purchase common stock were awarded to Justice Anderson, pursuant to the terms of his employment agreements, effective October 1, 2015 and July 1, 2016. The 1,000,000 shares of common stock that have been reserved for the 2009 Option Plan have not been registered under the Securities Act of 1933. We have no present plans to register such shares.

Eligible participants under the 2009 Option Plan must be such full or part-time officers and other Employees, Non-Employee Directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Compensation Committee in its sole discretion. Only employees may receive Incentive Stock Options. Employees, non-employee directors and consultants may receive Non-Qualified Stock Options or SARs.

Non-Qualified Stock Options granted under the 2009 Option Plan many have a term of not more than ten years from the date of grant. The exercise price must be not less than 100% of the fair market value of the underlying common stock on the date of grant. Incentive Stock Options can be granted under the 2009 Option Plan for a term not exceeding ten years, except for Ten Percent Owners of our common stock, as defined in the Plan, for whom the maximum option term is five years. Incentive Stock Options are granted with an exercise price of not less than 100% of the fair market value of the underlying common stock on the date of grant. However, for Incentive Stock Options owned by Ten Percent Owners, the exercise price must be 110% of the Fair Market Value of the underlying stock on the date of grant.

On September 22, 2020, our Board of Directors and Compensation Committee approved a new Procyon Corporation 2020 Stock Option and Incentive Plan (the “Proposed New Plan”), and recommended that the shareholders approve the plan in our annual meeting of shareholders on November 20, 2020 described in this proxy statement. See a summary description of the Proposed New Plan will be disclosed in Proposal III of this proxy statement.

Committees of the Board

The Board of Directors has delegated certain of its authority to a Compensation Committee, an Audit Committee and an Ethics Committee.

The Compensation Committee is composed of Mr. Suggs (Chairman) and Mr. Treshler. The Compensation Committee adopted a Charter on December 8, 2007. The Compensation Committee charter may be viewed on our website at http://www.procyoncorp.com/investor-relations.html. Each member of the Compensation Committee is not a former or current officer or employee of the Company and is otherwise independent within the meaning of the applicable NASDAQ Rules. The primary function of the Compensation Committee is to review and make recommendations to the Board with respect to compensation matters, including bonuses for employees, and to administer the Company’s Option Plan. Historically, review and adjustment of compensation of our executive officers has primarily been determined by our Chief Executive Officer. See also, “Processes and Procedures for the Consideration and Determination of Executive and Director Compensation,” above.

The Company formed an Audit Committee in July 2004. In January 2013, the Board appointed Joseph R. Treshler as director and a member of the Audit Committee. In November 2019, the Board appointed Monica L. McCullough Audit Committee member and Chair. The Board believes that Ms. McCullough and Mr. Treshler are independent pursuant to The NASDAQ Stock Market, Inc. (“NASDAQ”) rules and both Ms. McCullough and Treshler also meet the requirements of an audit committee financial expert. In addition, we have determined that Ms. McCullouh and Mr. Treshler are also independent within the meaning of SEC Rule 10A-3(b)(1).

The Audit Committee adopted a Charter, effective October 27, 2006.The Audit Committee Charter can be viewed on our website at http://www.procyoncorp.com/investor-relations.html. Pursuant to its Charter, the primary function of the Audit Committee is to review and approve the scope of audit procedures employed and to review and approve the audit reports rendered by the Company’s independent auditors and to approve the audit fees charged by the independent auditors. In addition, pursuant to the Sarbanes-Oxley Act of 2002 and rules promulgated thereunder, the Audit Committee is responsible for, among other things, pre-approving all audit and non-audit services performed by the independent auditors, approving the engagement of the auditors and receiving certain reports from the independent auditors prior to the filing of the audit report. The Audit Committee reports to the Board of Directors with respect to such matters and recommends the selection of independent auditors.

The Company does not have a Nominating Committee. However, the entire board of directors, which is comprised of a majority of independent directors pursuant to applicable NASDAQ rules, performs the function of a nominating committee. The Company believes that a separate committee is not necessary for a company of its size. For purposes of the Audit Committee and the foregoing statement, the Company has used the definition of “independent director” as contained in the corporate governance rules of NASDAQ, as amended.

The Company also formed an Ethics Committee of the board members in 2004. The members are Messrs. Suggs (Chairman) and Kudelko. The charter for the ethics committee may be viewed on the Company website (http://procyoncorp.com/images/stories/Code_of_Ethics_Senior_Officers.pdf).

Director Independence

We believe that Ms. McCullough and Messrs. Suggs, Treshler and Kudelko are independent directors as defined under applicable NASDAQ rules. Regina W. Anderson, James B. Anderson and Justice W. Anderson are not deemed to be independent directors as each is an executive officer or relative of an executive officer of the Company and/or its subsidiaries. We believe Ms. McCullough and Mr. Treshler also meet the audit committee independence requirements of SEC Rule 10A-3(b)(1).

Board Leadership Structure and Role in Risk Oversight

We have no formal policy concerning the separation or combination of the Chief Executive Officer and Chairman of the Board positions. Our Board has the right to exercise its judgment to choose the Chairman as it deems best for the Company at any point in time. Currently, Regina Anderson serves as Chairwoman of the Board and Justice W. Anderson serves as Chief Executive Officer/President. The Board has not appointed a “lead independent director.” We believe that our Board leadership structure is appropriate for a company of our size, particularly where we have a majority of independent directors.

We currently have seven directors, a majority of whom are independent. There are three committees of the Board, each comprised and chaired solely by independent directors. Risk management is overseen by the Board as a whole, but also through our committees, particularly the Audit and Ethics Committees, which report to the Board. Our Board, with the assistance of the Audit and Ethics Committees, reviews the Company’s risk oversight framework, and the Board receives regular reports not only from Board committees but also directly from senior management regarding certain major risks facing the Company and its operating subsidiary and the steps taken by management to manage and mitigate those risks. We believe that our Board provides effective oversight of the risk management function, especially through the work of the Audit and Ethics committees.

Nomination Procedures

Shareholders may recommend director candidates for inclusion by the board of directors in the slate of nominees which the board recommends to shareholders for election. The qualifications of recommended candidates will be reviewed by the board. If the Board determines to nominate a stockholder-recommended candidate and recommends his or her election as a director by the shareholders, his or her name will be included in the Company’s proxy card for the stockholder meeting at which his or her election is recommended.

Shareholders may recommend individuals to the board for consideration as potential director candidates by submitting their names and background to the Company’s Corporate Secretary, at the Company’s address set forth above. Such recommendations will be forwarded to the board. The board will consider a recommendation only if appropriate biographical information and background material is provided on a timely basis.

In order to be considered timely, shareholder nominations for our next annual meeting for fiscal 2022, along with all required information, must be received by the Company no later than June 11, 2021.

The process followed or expected to be followed by the board to identify and evaluate candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the board.

Assuming that appropriate biographical and background material is provided for candidates recommended by shareholders, the board will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by board members or by other persons. In considering whether to recommend any candidate for inclusion in the board’s slate of recommended director nominees, including candidates recommended by shareholders, the board will consider, among other things, the candidate’s:

●	integrity and honesty,

●	ability to exercise sound, mature and independent business judgment in the best interests of the shareholders as a whole,

●	background and experience with manufacturing, retailing, operations, finance, marketing or other fields which will complement the talents of the other board members,

●	willingness and capability to take the time to actively participate in board and Committee meetings and related activities,

●	ability to work professionally and effectively with other board members and Company management,

●	availability to remain on the board long enough to make an effective contribution, and

●	absence of material relationships with competitors or other third parties that could present realistic possibilities of conflict of interest or legal issues; and

●	experience with accounting rules and practices.

The board does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The board believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, diversity, knowledge and abilities that will allow the board to fulfill its responsibilities.

Audit Committee Report

In October 2020, the Audit Committee, submitted the following report:

We have reviewed and discussed with management the Company’s audited financial statements for the year ended June 30, 2020 (the “Fiscal Year 2020 Financial Statements”).

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and have discussed with the auditors the auditors’ independence.

Based upon the reviews and discussions referred to above, we recommended to the Board of Directors that the Fiscal Year 2020 Financial Statements be included in the Company’s annual report on Form 10-K for Fiscal Year 2020 for filing with the Securities and Exchange Commission.

This Audit Committee Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of the proxy statement, in connection with the annual meeting, except to the extent that the Company specifically requests that this Report be specifically incorporated by reference.

Date: October 1, 2020	Monica L. McCullough, Audit Committee member and Chairperson Joseph R. Treshler, Audit Committee member

Board and Committee Meeting Attendance

In fiscal 2020, the Board of Directors held five formal meetings. The Compensation Committee held eight meetings, the Audit Committee held two meetings, and the Ethics Committee held two meetings during fiscal 2020. All directors attended at least 75% of the Board and applicable committee meetings in person or by telephone.

The Company encourages, but does not require, Board members to attend the annual meeting of shareholders. All but one of the directors attended last year’s annual meeting.

Code of Ethics for Senior Financial Officers

The Company has adopted a Code of Ethics for Senior Financial Officers, a copy of which can be viewed on our website, http://www.procyoncorp.com/investor-relations.html. The Code of Ethics applies to all senior financial officers of the Company, including the Chief Executive Officer, the Chief Financial Officer, the Treasurer and any other person performing similar functions.

The Board of Directors has unanimously approved and recommends that shareholders vote FOR the director nominees identified above.

II.	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE COMPANY FOR FISCAL 2021.

Our Audit Committee has approved the engagement of Ferlita, Walsh, Gonzalez & Rodriguez, P.A. of Tampa, Florida, to act as our independent registered public accountants for fiscal 2021, subject to approval of our shareholders in this Proposal II for the annual meeting. Ferlita, Walsh, Gonzalez & Rodriguez, P.A., and its predecessor, has examined the financial statements of the Company beginning with the fiscal year ended June 30, 1999. No members of Ferlita, Walsh, Gonzalez & Rodriguez, P.A. are expected to be in attendance at the annual meeting.

Audit Fees. In fiscal 2020, the Company paid to its independent accountants $58,750 in fees related directly to the audit and review of the Company's financial statements. In fiscal 2019, the Company paid to its independent accountants $58,750 in fees related directly to the audit and review of the Company's financial statements.

Audit-Related Fees. The Company's independent accountants performed no other audit-related services for the Company during fiscal 2020 and 2019, other than the audit services described above.

Tax Fees: In fiscal 2020, the Company paid to its independent accountants $2,000 in fees related directly to tax preparations. In fiscal 2019, the Company paid to its independent accountants $2,000 in fees related directly to tax preparations.

Audit Committee Pre-Approval Procedures. Procyon’s independent auditor reports to, and is engaged at the direction of, the Audit Committee, with annual approval by the shareholders. Our Board implemented, and the Audit Committee ratified, procedures for the pre-approval of audit and non-audit services performed by the Company’s independent auditors. The Audit Committee has the sole authority to pre-approve all audit and non-audit services provided by the independent auditors to the Company and acts to assure that the independent auditors are not engaged to perform specific non-audit services proscribed by law or regulation.

The Board of Directors recommends a vote FOR ratification of Ferlita, Walsh, Gonzalez & Rodriguez, P.A. as independent auditors for the Company for the 2021 fiscal year.

III.	PROPOSAL TO APPROVE PROCYON CORPORATION’S 2020 STOCK OPTION AND INCENTIVE PLAN.

Our Board of Directors and Compensation Committee approved the adoption of a new stock option plan, entitled the “Procyon Corporation 2020 Stock Option and Incentive Plan” (the “2020 Option Plan”) on September 22, 2020. A copy of the 2020 Option Plan is attached to this proxy statement as Appendix A. The 2020 Option Plan will become effective only upon approval of our shareholders pursuant to this proposal for the annual meeting.

Summary of the 2020 Option Plan.

The following is a summary of the principal terms and conditions of the 2020 Option Plan. However, shareholders should read the entire Plan, which is attached as Appendix A. Capitalized terms herein are defined in Section 2 of, or throughout, the 2020 Option Plan.

Purpose. The purpose of the 2020 Option Plan is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract and retain employees (including officers), directors and independent contractors of the Company, and to furnish additional incentives to such persons to enhance the value of the Company over the long term by encouraging them to acquire a proprietary interest in the Company.

Eligibility. Employees, Consultants and Directors of the Company are eligible to be granted Awards under the 2020 Option Plan, subject to the limitations described in the Plan.

Administration. The 2020 Option Plan is to be administered by the Compensation Committee (the “Administrator”). Among other things, the 2020 Option Plan authorizes the Administrator to determine which Service Providers will receive Awards, to grant Awards and to set all terms and conditions of Awards (including, but not limited to, vesting, exercise, forfeiture and acceleration provisions, except, the Administrator shall not have any discretion to accelerate or waive any term or condition of an Award if such discretion would cause the Award to have adverse tax consequences to the Participant under Section 409A of the Code). In addition, the Administrator shall have the authority to take all actions and make all determinations contemplated by the Plan and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Administrator may correct any defect or ambiguity, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem necessary or appropriate to carry the Plan and any Awards into effect.

Types of Awards Under the Plan. The 2020 Option Plan provides for the granting of Incentive Stock Options, meeting the requirements of 422 of the Internal Revenue Code (the “Code”), Non-Qualified Stock Options, which do not qualify as Incentive Stock Options, Stock Appreciation Rights (“SARs”), Restricted Stock, Restricted Stock Units, or Other Stock-Based Awards (together, an “Award”). An SAR is an Award entitling the recipient to receive shares of Common Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised. “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator equal to the value thereof as of such payment date, which right may be subject to certain vesting conditions and other restrictions. “Other Stock-Based Awards” means other Awards of Shares, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property.

Shares Available for Awards. The Board of Directors has authorized the issuance of 2,000,000 shares of Common Stock to underlie the granting of Awards under the 2020 Option Plan. The 2,000,000 shares of Common Stock that have been reserved for the 2020 Option Plan have not been registered under the Securities Act of 1933. We have no present plans to register such shares.

Stock Options. The 2020 Plan provides for the granting of Incentive Stock Options and Non-Qualified Stock Options.

Incentive Stock Options may only be granted to employees of the Company or its Subsidiaries and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. Incentive Stock Options can be granted for a term not exceeding ten years, except for Ten Percent Owners of our Common Stock, for whom the maximum option term is five years. Incentive Stock Options are granted with an exercise price of not less than 100% of the Fair Market Value of the underlying Common Stock on the date of grant. However, for Ten Percent Owners, the exercise price must be 110% of the Fair Market Value of the underlying Stock on the date of grant. Further, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under the Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by a Participant during any calendar year shall not exceed $100,000.

Non-Qualified Stock Options. Non-Qualified Stock Options are Options that is not intended to be or otherwise does not qualify as an Incentive Stock Option. Non-Qualified Stock Options shall be granted and have a term of not more than ten years from the date of grant. The exercise price must be not less than 100% of the Fair Market Value of the underlying Common Stock on the date of grant. Non-Qualified Stock Option can be awarded to employees, officers, directors or consultants.

Restricted Stock; Restricted Stock Units. The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to the right of the Company to repurchase all or part of such Shares at their issue price or other stated or formula price from the Participant (or to require forfeiture of such shares if issued at no cost) in the event that conditions specified by the Administrator in the applicable Award Agreement are not satisfied prior to the end of the applicable restriction period or periods established by the Administrator for such Award. In addition, the Administrator may grant to Service Providers Restricted Stock Units, which may be subject to vesting and forfeiture conditions during applicable restriction period or periods, as set forth in an applicable Award Agreement. The Administrator shall determine and set forth in the applicable Award Agreement the terms and conditions applicable to each Restricted Stock and Restricted Stock Unit Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, in each case, if any.

Other Stock-Based Awards. Other Stock-Based Awards, including SARs, may be granted to Participants, including, without limitation, Awards entitling Participants to receive Shares to be delivered in the future. Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan, as stand-alone payments and/or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in Shares, cash or other property, as the Administrator shall determine. Subject to the provisions of the Plan, the Administrator shall determine the terms and conditions of each Other Stock-Based Award.

Adjustments for Changes in Shares and Certain Other Events. In the event that the Administrator determines, in its sole discretion, that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), reorganization, merger, consolidation, combination, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event, as determined by the Administrator, affects the Shares such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award, then the Administrator may, in such manner as it may deem equitable, adjust any or all of: (i) the number and kind of Shares (or other securities or property) with respect to which Awards may be granted or awarded; (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the grant or exercise price with respect to any Award; and (iv) the terms and conditions of any Awards (including, without limitation, any applicable financial or other performance “targets” specified in an Award Agreement).

Termination of Status. Subject to the provisions of Section 6(d), the Administrator shall determine the effect on an Award of the Disability, death, retirement, authorized leave of absence or any other change or purported change in a Participant's Service Provider status and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable.

Acceleration. The Administrator may at any time provide that any Award shall become immediately vested and/or exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, provided that, such acceleration or waiver of conditions would not cause the Award to have adverse tax consequences to the Participant under Section 409A of the Code.

Amendment of Plan. The Administrator may amend, suspend or terminate the Plan or any portion thereof at any time; provided that no amendment of the Plan shall materially and adversely affect any Award outstanding at the time of such amendment without the consent of the affected Participant. Awards outstanding under the Plan at the time of any suspension or termination of the Plan shall continue to be governed in accordance with the terms of the Plan and the applicable Award Agreement, as in effect prior to such suspension or termination. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

Section 409A. The Company intends that all Awards be structured in compliance with, or to satisfy an exemption from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply in connection with any Awards. Notwithstanding anything herein or in any Award Agreement to the contrary, the Administrator may, without a Participant’s prior consent, amend this Plan and/or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to preserve the intended tax treatment of Awards under the Plan, including without limitation, any such actions intended to (A) exempt this Plan and/or any Award from the application of Section 409A, and/or (B) comply with the requirements of Section 409A, including without limitation any such regulations, guidance, compliance programs and other interpretative authority that may be issued after the date of grant of any Award. The Company makes no representations or warranties as to the tax treatment of any Award under Section 409A or otherwise. The Company shall have no obligation to take any action to avoid the imposition of taxes, penalties or interest under Section 409A with respect to any Award and shall have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute non-compliant, “nonqualified deferred compensation” subject to the imposition of taxes, penalties and/or interest under Section 409A.

The Board of Directors recommends a vote FOR approval of the Procyon Corporation 2020 Stock Option and Incentive Plan.

Appendix A

PROCYON CORPORATION

2020 STOCK OPTION AND INCENTIVE PLAN

1.         Purpose. The purpose of this 2020 Stock Option and Incentive Plan (the “Plan”) of Procyon Corporation (the “Company”) is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract and retain employees (including officers), directors and independent contractors of the Company, and to furnish additional incentives to such persons to enhance the value of the Company over the long term by encouraging them to acquire a proprietary interest in the Company. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Administrator.

Capitalized terms used in the Plan are defined in Section 2 below.

2.	Definitions. As used in the Plan, the following words and phrases shall have the following meanings:

a.	“Administrator” means the Compensation Committee of the Board of Directors.

b.

“Affiliate” means (i) any entity in which the Company, directly or indirectly, owns 50% or more of the combined voting power, as determined by the Board, (ii) any “parent corporation” of the Company (as defined in Section 424(e) of the Code), (iii) any “subsidiary corporation” of any such parent corporation (as defined in section 424(f) of the Code) of the Company and (iv) any trades or businesses, whether or not incorporated which are members of a controlled group or are under common control (as defined in Sections 414(b) or (c) of the Code) with the Company.

c.

“Applicable Laws” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, and the applicable laws and rules of any foreign country or other jurisdiction where Awards are granted or issued under the Plan.

d.	“Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards.

e.

“Award Agreement” means a written agreement evidencing an Award, which agreements may be in electronic medium and shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with and subject to the terms and conditions of the Plan.

f.	“Board” means the Board of Directors of the Company.

g.

“Cause,” with respect to a Participant, means “Cause” (or any term of similar effect) as defined in such Participant’s employment agreement with the Company if such an agreement exists and contains a definition of Cause (or term of similar effect), or, if no such agreement exists or such agreement does not contain a definition of Cause (or term of similar effect), then Cause shall include, but not be limited to: (i) the Participant’s unauthorized use or disclosure of confidential information or trade secrets of the Company or any material breach of a written agreement between the Participant and the Company, including without limitation a material breach of any employment, confidentiality, non-compete, non- solicit or similar agreement; (ii) the Participant’s commission of, indictment for or the entry of a plea of guilty or nolo contendere by the Participant to, a felony under the laws of the United States or any state thereof or any crime involving dishonesty or moral turpitude (or any similar crime in any jurisdiction outside the United States); (iii) the Participant’s negligence or willful misconduct in the performance of the Participant’s duties or the Participant’s willful or repeated failure or refusal to substantially perform assigned duties; (iv) any act of fraud, embezzlement, material misappropriation or dishonesty committed by the Participant against the Company; or (v) any acts, omissions or statements by a Participant which the Company determines to be materially detrimental or damaging to the reputation, operations, prospects or business relations of the Company.

h.	“Change in Control” shall be deemed to have occurred upon any of the following events:

i.

any “person” (as defined in Section 3(a)(9) of the Exchange Act, and as modified in Section 13(d) and 14(d) of the Exchange Act) other than (i) the Company or any of its subsidiaries, (ii) any employee benefit plan of the Company or any of its subsidiaries, (iii) any Affiliate, (iv) a company owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company or (v) an underwriter temporarily holding securities pursuant to an offering of such securities (a "Person"), becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the shares of voting stock of the Company then outstanding;

ii.

the consummation of any merger, organization, business combination or consolidation of the Company or one of its subsidiaries with or into any other entity, other than a merger, reorganization, business combination or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger, reorganization, business combination or consolidation more than 50% of the combined voting power of the voting securities of the Company or the surviving company or the parent of such surviving company;

iii.

the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition if the holders of the voting securities of the Company outstanding immediately prior thereto hold securities immediately thereafter which represent more than 50% of the combined voting power of the voting securities of the acquiror, or parent of the acquiror, of such assets;

iv.	the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

v.

individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election by the Board, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an election contest with respect to the election or removal of directors or other solicitation of proxies or consents by or on behalf of a person other than the Board;

vi.

provided that the following events shall not constitute a “Change in Control”: (A) a transaction (other than a sale of all or substantially all of the Company’s assets) in which the holders of the voting securities of the Company immediately prior to the merger or consolidation hold, directly or indirectly, at least a majority of the voting securities in the successor corporation or its parent immediately after the merger or consolidation; (B) a sale, lease, exchange or other transaction in one transaction or a series of related transactions of all or substantially all of the Company’s assets to an affiliate of the Company; (C) an initial public offering of any of the Company’s securities; (D) a reincorporation of the Company solely to change its jurisdiction; or (E) a transaction undertaken for the primary purpose of creating a holding company that will be owned in substantially the same proportion by the persons who held the Company’s securities immediately before such transaction.

Notwithstanding the foregoing, if a Change in Control would give rise to a payment or settlement event with respect to any Award that constitutes “nonqualified deferred compensation,” the transaction or event constituting the Change in Control must also constitute a “change in control event” (as defined in Treasury Regulation §1.409A-3(i)(5)) in order to give rise to the payment or settlement event for such Award, to the extent required by Section 409A.

Solely with respect to any Award that is subject to Section 409A of the Code, this definition is intended to comply with the definition of change in control under Section 409A of the Code as amended, and, to the extent that the above definition does not so comply, such definition shall be void and of no effect and, to the extent required to ensure that this definition complies with the requirements of Section 409A of the Code, the definition of such term set forth in regulations or other regulatory guidance issued under Section 409A of the Code by the appropriate governmental authority is hereby incorporated by reference into and shall form part of this Plan as fully as if set forth herein verbatim and the Plan shall be operated in accordance with the above definition of Change in Control as modified to the extent necessary to ensure that the above definition complies with the definition prescribed in such regulations or other regulatory guidance insofar as the definition relates to any Award that is subject to Section 409A of the Code.

i.	“Code” means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

j.

“Committee” means the Compensation Committee of the Board, or such other committee designated by the Board, which is authorized to administer the Plan under Section 4 hereof, and shall be composed of only Non-Employee Directors. The members of the Committee shall also meet the “independence” requirements of the Nasdaq Stock Market, Inc. rules or such other “independence” definition applicable to the Company’s reports as filed with the Securities and Exchange Commission. The number of persons who shall serve on the Committee shall be specified from time to time by the Board; however, in no event shall there be fewer than two members of the Committee. The Committee will be composed in a manner such that the Plan will qualify under Rule 16b-3 with regard to Awards to persons who are subject to Section 16 of the Exchange Act and comply with the requirements of Section 162(m) of the Code and the regulations promulgated thereunder. If at any time the Committee has fewer than two members or the Committee otherwise ceases to exist, then the Plan shall be administered by the Board, and all references herein to the Committee shall refer to the Board.

k.	“Common Stock” means the common stock, no par value per share, of the Company.

l.	“Company” means Procyon Corporation, a Colorado corporation, or any successor thereto.

m.

“Consultant” means any person, including any advisor, engaged by the Company or a parent or subsidiary of the Company to render services to such entity if: (i) the consultant or adviser renders bona fide services to the Company; (ii) the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or advisor is a natural person, or such other advisor or consultant as is approved by the Administrator.

n.	“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

o.

“Designated Beneficiary” means the beneficiary or beneficiaries designated, in a manner determined by the Administrator, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or incapacity. In the absence of an effective designation by a Participant, “Designated Beneficiary” shall mean the Participant’s estate.

p.	“Director” means a member of the Board.

q.

“Disability” means a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as it may be amended from time to time. Solely with respect to any Award that is subject to Section 409A of the Code, this definition is intended to comply with the definition of disability under Section 409A (§409A(a)(2)(C)) of the Code, as amended, and, to the extent that the above definition does not so comply, such definition shall be void and of no effect and, to the extent required to ensure that this definition complies with the requirements of Section 409A of the Code, the definition of such term set forth in regulations or other regulatory guidance issued under Section 409A of the Code by the appropriate governmental authority is hereby incorporated by reference into and shall form part of this Plan as fully as if set forth herein verbatim and the Plan shall be operated in accordance with the above definition of Disability as modified to the extent necessary to ensure that the above definition complies with the definition prescribed in such regulations or other regulatory guidance insofar as the definition relates to any Award that is subject to Section 409A of the Code.

r.	“Dividend Equivalents” means a right granted to a Participant pursuant to Section 7(d)(iii) hereof to receive the equivalent value (in cash or Shares) of dividends paid on Shares.

s.	“Effective Date” means the date that the Plan is approved by the shareholders of the Company.

t.	“Employee” means any person, including officers and Directors, employed by the Company (within the meaning of Section 3401(c) of the Code) or any parent or subsidiary of the Company.

u.

“Equity Restructuring” means, as determined by the Administrator, a non-reciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the Shares (or other securities of the Company) or the share price of the Common Stock (or other securities of the Company) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

v.	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

w.

“Fair Market Value” means, as of any date, the average of the high and low sales prices of the Common Stock on the principal national securities exchange, which includes the National Association of Securities Dealers Automated Quotation System (“Nasdaq”) Global Market, Capital Market, OTCQB electronic quotations system maintained by OTC Markets Group, Inc., or other market on which such Common Stock is listed or admitted to trading or if not traded on that date, then on the date last traded; or if such Common Stock is not so listed or admitted to trading, the value of Stock determined by the Administrator in its sole discretion, employing a reasonable application of a reasonable valuation method, in accordance with Section 422 of the Code and Treasury Regulation §1.409A-1(b)(5)(iv)(B). Any fair market value computed under the applicable factors and methodology must be recalculated to reflect information after the calculation date that may materially affect the value of the Company, or the value was calculated more than 12 months earlier than the date for which the valuation is being used.

x.	“Immediate Family” means the spouse, lineal descendant or antecedent, father, mother, brother or sister or stepchild (whether or not adopted) of the Participant.

y.	“Incentive Stock Option” means an “incentive stock option” as defined in Section 422 of the Code.

z.	“Non-Employee Director” means a member of the Board who is not, and who has not been during the last three fiscal years been, an employee or executive officer of the Company or any Subsidiary.

aa.	“Non-Qualified Stock Option” means an Option that is not intended to be or otherwise does not qualify as an Incentive Stock Option.

bb.	“Option” means an option to purchase Shares.

cc.	“Other Stock-Based Awards” means other Awards of Shares, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property.

dd.	“Participant” means a Service Provider who has been granted an Award under the Plan. ee. “Plan” means this Procyon Corporation 2020 Stock Option and Incentive Plan.

ff.	“Restricted Stock” means Shares awarded to a Participant pursuant to Section 7 hereof that is subject to certain vesting conditions and other restrictions.

gg.

“Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator equal to the value thereof as of such payment date, which right may be subject to certain vesting conditions and other restrictions.

hh.

“SAR” or “Stock Appreciation Right” means an Award granted as a Stock Appreciation Right under the Plan. An SAR is an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

ii.	“Section 409A” means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.

jj.	“Securities Act” means the Securities Act of 1933, as amended from time to time. kk. “Service Provider” means an Employee, Consultant or Director.

ll.	“Shares” means shares of the Common Stock.

mm.

“Ten Percent Owner” means an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any Parent or Subsidiary corporation within the meaning of Sections 424(e) or 424(f) of the Code, respectively.

nn.	“Termination of Service” means the date the Participant ceases to be a Service Provider.

3.	Eligibility. Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein.

4.	Administration and Delegation.

a.

Administration. The Plan will be administered by the Administrator. The Administrator shall have authority to determine which Service Providers will receive Awards, to grant Awards and to set all terms and conditions of Awards (including, but not limited to, vesting, exercise, forfeiture and acceleration provisions, except, the Administrator shall not have any discretion to accelerate or waive any term or condition of an Award if such discretion would cause the Award to have adverse tax consequences to the Participant under Section 409A of the Code). In addition, the Administrator shall have the authority to take all actions and make all determinations contemplated by the Plan and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Administrator may correct any defect or ambiguity, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem necessary or appropriate to carry the Plan and any Awards into effect, as determined by the Administrator. The Administrator shall make all determinations under the Plan in the Administrator’s sole discretion and all such determinations shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

b.

Appointment of Committees. To the extent permitted by Applicable Laws, the Board has delegated its powers under the Plan to the Compensation Committee. The Board may at any time re-vest in itself any previously delegated authority.

5.	Stock Available for Awards.

a.

Number of Shares. Subject to adjustment under Section 9 hereof, the maximum number of Shares available for Awards shall be 2,000,000. If any Award expires or lapses or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part, in any case in a manner that results in any Shares covered by such Award not being issued or being so reacquired by the Company, the unused Shares covered by such Award shall again be available for the grant of Awards under the Plan. Further, Shares delivered (either by actual delivery or attestation) to the Company by a Participant to satisfy the applicable exercise or purchase price of an Award and/or to satisfy any applicable tax withholding obligation (including Shares retained by the Company from the Award being exercised or purchased and/or creating the tax obligation) shall be added to the number of Shares available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options (as hereinafter defined), the foregoing provisions shall be subject to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares. All of the shares available for issuance are available for issuance as Incentive Stock Options.

b.

Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted prior to such merger or consolidation by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Administrator deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 5(a) hereof, except as may be required by reason of Section 422 of the Code.

6.	Stock Options.

a.

General. The Administrator may grant Options to any Service Provider, subject to the limitations on Incentive Stock Options described below. The Administrator shall determine the number of Shares to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to Applicable Laws, as it considers necessary or advisable. Incentive Stock Options may only be granted to Employees of the Company or its Parent or Subsidiary as defined in Sections 424(e) or (f) of the Code, as applicable, while each such entity is a “corporation” described in Section 7701(a)(3) of the Code and Treasury Regulation Section 1.421-1(i)(1), and are subject to the other requirements set forth below. Non- Qualified Stock options may be granted to Employees, Directors and Consultants of the Company.

b.

Incentive Stock Options. The Administrator may grant Options intended to qualify as Incentive Stock Options only to employees of the Company, any of the Company’s present or future “subsidiary corporations” as defined in Sections 424 of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. All Options intended to qualify as Incentive Stock Options shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. Neither the Company nor the Administrator shall have any liability to a Participant, or any other party, (i) if an Option (or any part thereof) which is intended to qualify as an Incentive Stock Option fails to qualify as an Incentive Stock Option or (ii) for any action or omission by the Administrator that causes an Option not to qualify as an Incentive Stock Option, including without limitation, the conversion of an Incentive Stock Option to a Non-Qualified Stock Option or the grant of an Option intended as an Incentive Stock Option that fails to satisfy the requirements under the Code applicable to an Incentive Stock Option. Any Option that is intended to qualify as an Incentive Stock Option, but fails to so qualify for any reason, including without limitation, the portion of any Option becoming exercisable in excess of the $100,000 annual limitation described in Treasury Regulation Section 1.422-4, shall be treated as a Non-Qualified Stock Option for all purposes. Incentive Stock Options are not transferable except upon death by will or the laws of descent and distribution and shall be exercisable only by the Participant.

c.

Exercise Price. The Administrator shall establish the exercise price of each Option and specify the exercise price in the applicable Award Agreement. The exercise price shall be not less than 100% of the Fair Market Value on the date the Option is granted. In the case of an Incentive Stock Option granted to an employee who is a Ten Percent Owner, as defined above, at the time of grant of the Option, the per share exercise price shall be no less than 110% of the Fair Market Value on the date the Option is granted.

d.

Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Administrator may specify in the applicable Award Agreement, provided that the term of any Option shall not exceed ten years. In the case of an Incentive Stock Option granted to an employee who, at the time of grant of the Option, is a Ten Percent Owner, the term of the Option shall not exceed five years. In the event of Termination of Service of a Participant’s Service Provider relationship with the Company for any reason except Cause, death or Disability, any Option granted hereunder held by such Service Provider shall terminate ninety (90) days from the date of termination of Participant’s Service Provider relationship with the Company. If the Service Provider is terminated by the Company for Cause, no unexercised option shall be exercisable to any extent after termination.

e.

Exercise of Option; Notification of Disposition. Options may be exercised by delivery to the Company of a written notice of exercise, in a form approved by the Administrator (which may be an electronic form), signed by the person authorized to exercise the Option, together with payment in full

(i)	as specified in Section 6(f) hereof for the number of shares for which the Option is exercised and
(ii)	as specified in Section 10(e) hereof for any applicable withholding taxes. Unless otherwise determined by the Administrator, an Option may not be exercised for a fraction of a Share.

If an Option is designated as an Incentive Stock Option, the Participant shall give prompt notice to the Company of any disposition or other transfer of any Shares acquired from the Option if such disposition or transfer is made (i) within two years from the grant date with respect to such Option or (ii) within one year after the transfer of such shares to the Participant (other than any such disposition made in connection with a Change in Control). Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer. Stock issued to a Participant pursuant to the exercise of an Incentive Stock Option must be held by the Participant before disposition for at least two years from the date of grant or one year from the date of exercise. No Incentive Stock Option shall be exercisable more than three (3) months after the Participant ceases to be an Employee for any reason other than death or Disability, or more than one (1) year after the Participant ceases to be an Employee due to death or Disability.

f.

Payment Upon Exercise. Shares purchased upon the exercise of an Option granted under the Plan shall be paid for in cash or by check, payable to the order of the Company, or, to the extent permitted by the Administrator, by:

i.

delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value, provided (A) such method of payment is then permitted under Applicable Laws, (B) such Shares, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Company at any time, and (C) such Shares are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

ii.

surrendering Shares then issuable upon exercise of the Option valued at their Fair Market Value on the date of exercise, except that, for Incentive Stock Options, those shares used to cover the exercise price will result in a disqualifying disposition, pursuant to Section 6(e) above;

iii.	delivery of property of any other kind which constitutes good and valuable consideration as determined by the Administrator; or

iv.	any combination of the above permitted forms of payment (including cash or check).

g.

Early Exercise of Options. The Administrator may provide in the terms of an Award Agreement that the Service Provider may exercise an Option in whole or in part prior to the full vesting of the Option in exchange for unvested shares of Restricted Stock with respect to any unvested portion of the Option so exercised. Shares of Restricted Stock acquired upon the exercise of any unvested portion of an Option shall be subject to such terms and conditions as the Administrator shall determine.

7.	Restricted Stock; Restricted Stock Units.

a.

General. The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to the right of the Company to repurchase all or part of such Shares at their issue price or other stated or formula price from the Participant (or to require forfeiture of such shares if issued at no cost) in the event that conditions specified by the Administrator in the applicable Award Agreement are not satisfied prior to the end of the applicable restriction period or periods established by the Administrator for such Award. In addition, the Administrator may grant to Service Providers Restricted Stock Units, which may be subject to vesting and forfeiture conditions during applicable restriction period or periods, as set forth in an applicable Award Agreement.

b.

Terms and Conditions for All Restricted Stock and Restricted Stock Unit Awards. The Administrator shall determine and set forth in the applicable Award Agreement the terms and conditions applicable to each Restricted Stock and Restricted Stock Unit Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, in each case, if any.

c.	Additional Provisions Relating to Restricted Stock.

i.

Dividends. Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such Shares, unless otherwise provided by the Administrator in the applicable Award Agreement. In addition, unless otherwise provided by the Administrator, if any dividends or distributions are paid in Shares, or consist of a dividend or distribution to holders of Shares of property other than an ordinary cash dividend, the shares or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Each dividend payment will be made as provided in the applicable Award Agreement, but in no event later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the later of (A) the date the dividends are paid to stockholders of that class of stock, and (B) the date the dividends are no longer subject to forfeiture.

ii.

Stock Certificates. The Company may require that any stock certificates issued in respect of shares of Restricted Stock be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee).

d.	Additional Provisions Relating to Restricted Stock Units.

i.

Settlement. Upon the vesting of a Restricted Stock Unit, the Participant shall be entitled to receive from the Company one Share or an amount of cash or other property equal to the Fair Market Value of one Share on the settlement date, as the Administrator shall determine and as provided in the applicable Award Agreement. The Administrator may provide that settlement of Restricted Stock Units shall occur upon or as soon as reasonably practicable after the vesting of the Restricted Stock Units or shall instead be deferred, on a mandatory basis or at the election of the Participant, in a manner that complies with Section 409A.

ii.	Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units unless and until shares are delivered in settlement thereof.

iii.

Dividend Equivalents. To the extent provided by the Administrator, a grant of Restricted Stock Units may provide a Participant with the right to receive Dividend Equivalents. Dividend Equivalents may be paid currently or credited to an account for the Participant, may be settled in cash and/or Shares and may be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which the Dividend Equivalents are paid, as determined by the Administrator, subject, in each case, to such terms and conditions as the Administrator shall establish and set forth in the applicable Award Agreement.

e.

Section 83(b) Election. The Administrator may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s refraining from making an election with respect to the Award under Section 83(b) of the Code. Irrespective of whether an Award is so conditioned, if a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall be required to promptly file a copy of such election with the Company. Restricted Stock Units are not subject to Section 83(b) of the Code.

8.

Other Stock-Based Awards.

Other Stock-Based Awards, including SARs, may be granted hereunder to Participants, including, without limitation, Awards entitling Participants to receive Shares to be delivered in the future. Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan, as stand-alone payments and/or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in Shares, cash or other property, as the Administrator shall determine. Subject to the provisions of the Plan, the Administrator shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price, transfer restrictions, vesting conditions and other terms and conditions applicable thereto, which shall be set forth in the applicable Award Agreement.

9.	Adjustments for Changes in Shares and Certain Other Events.

a.

In the event that the Administrator determines, in its sole discretion, that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), reorganization, merger, consolidation, combination, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event, as determined by the Administrator, affects the Shares such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award, then the Administrator may, in such manner as it may deem equitable, adjust any or all of:

i.

the number and kind of Shares (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 5 hereof on the maximum number and kind of shares which may be issued);

ii.	the number and kind of Shares (or other securities or property) subject to outstanding Awards;

iii.	the grant or exercise price with respect to any Award; and

iv.	the terms and conditions of any Awards (including, without limitation, any applicable financial or other performance “targets” specified in an Award Agreement).

b.

In the event of any transaction or event described in Section 9(a) hereof (including without limitation any Change in Control) or any unusual or nonrecurring transaction or event affecting the Company or the financial statements of the Company, or any change in any Applicable Laws or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, in its sole discretion, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (y) to facilitate such transaction or event or (z) give effect to such changes in Applicable Laws or accounting principles:

i.

To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the vested portion of such Award may be terminated without payment;

ii.

To provide that such Award shall vest and, to the extent applicable, be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award, subject to Section 10(h);

iii.

To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price, in all cases, as determined by the Administrator;

iv.

To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards which may be granted in the future;

v.	To replace such Award with other rights or property selected by the Administrator; and/or

vi.	To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.

c.

In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in this Section 9, the Administrator will equitably adjust each outstanding Award, which adjustments may include adjustments to the number and type of securities subject to each outstanding Award and/or the exercise price or grant price thereof, if applicable, the grant of new Awards to Participants, and/or the making of a cash payment to Participants, as the Administrator deems appropriate to reflect such Equity Restructuring. The adjustments provided under this Section 9(c) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company; provided that whether an adjustment is equitable shall be determined by the Administrator.

d.

In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the share price of the Shares, including any Equity Restructuring, for reasons of administrative convenience the Administrator may refuse to permit the exercise of any Award during a period of up to thirty days prior to the consummation of any such transaction.

e.

Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to an Award or the grant or exercise price of any Award. The existence of the Plan, any Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including without limitation, securities with rights superior to those of the Shares or which are convertible into or exchangeable for Shares. The Administrator may treat Participants and Awards (or portions thereof) differently under this Section 9.

10.	General Provisions Applicable to Awards.

a.

Transferability. Except as the Administrator may otherwise determine or provide in an Award Agreement or otherwise, in any case in accordance with Applicable Laws, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

b.

Documentation. Each Award shall be evidenced in an Award Agreement, which may be in such form (written, electronic or otherwise) as the Administrator shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

c.

Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.

d.

Termination of Status. Subject to the provisions of Section 6(d), the Administrator shall determine the effect on an Award of the Disability, death, retirement, authorized leave of absence or any other change or purported change in a Participant’s Service Provider status and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable.

e.

Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Administrator may otherwise determine, all such payments shall be made in cash or by certified check. Notwithstanding the foregoing, to the extent permitted by the Administrator, Participants may satisfy such tax obligations in whole or in part by delivery of Shares, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by Applicable Laws, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

f.

Amendment of Award. The Administrator may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or settlement, and converting an Incentive Stock Option to a Non- Qualified Stock Option. The Participant’s consent to such action shall be required unless (i) the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Participant, or (ii) the change is permitted under Sections 9 and 11(f) hereof.

g.

Conditions on Delivery of Stock. The Company will not be obligated to deliver any Shares pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy the requirements of any Applicable Laws. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is determined by the Administrator to be necessary to the lawful issuance and sale of any securities hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

h.

Acceleration. The Administrator may at any time provide that any Award shall become immediately vested and/or exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, provided that, such acceleration or waiver of conditions would not cause the Award to have adverse tax consequences to the Participant under Section 409A of the Code.

11.	Miscellaneous.

a.

No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an applicable Award Agreement.

b.

No Rights As Stockholder; Certificates. Subject to the provisions of the applicable Award Agreement, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any Shares to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any Applicable Laws, the Company shall not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on stock certificates issued under the Plan deemed necessary or appropriate by the Administrator in order to comply with Applicable Laws.

c.

Effective Date and Term of Plan. The Plan shall become effective on the date on which it is approved by the Company’s stockholders at their Annual Meeting on November 10, 2020. No Awards shall be granted under the Plan after the completion of ten years from the date the Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date in accordance with the terms of the Plan or Award Agreement.

d.

Amendment of Plan. The Administrator may amend, suspend or terminate the Plan or any portion thereof at any time; provided that no amendment of the Plan shall materially and adversely affect any Award outstanding at the time of such amendment without the consent of the affected Participant. Awards outstanding under the Plan at the time of any suspension or termination of the Plan shall continue to be governed in accordance with the terms of the Plan and the applicable Award Agreement, as in effect prior to such suspension or termination. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

e.

Provisions for Foreign Participants. The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

f.	Section 409A.

i.

General. The Company intends that all Awards be structured in compliance with, or to satisfy an exemption from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply in connection with any Awards. Notwithstanding anything herein or in any Award Agreement to the contrary, the Administrator may, without a Participant’s prior consent, amend this Plan and/or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to preserve the intended tax treatment of Awards under the Plan, including without limitation, any such actions intended to (A) exempt this Plan and/or any Award from the application of Section 409A, and/or (B) comply with the requirements of Section 409A, including without limitation any such regulations, guidance, compliance programs and other interpretative authority that may be issued after the date of grant of any Award. The Company makes no representations or warranties as to the tax treatment of any Award under Section 409A or otherwise. The Company shall have no obligation under this Section 11(f) or otherwise to take any action (whether or not described herein) to avoid the imposition of taxes, penalties or interest under Section 409A with respect to any Award and shall have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute non-compliant, “nonqualified deferred compensation” subject to the imposition of taxes, penalties and/or interest under Section 409A.

ii.

Separation from Service. With respect to any Award that constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award that is to be made upon a termination of a Participant’s Service Provider relationship shall, to the extent necessary to avoid the imposition of taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or subsequent to the termination of the Participant’s Service Provider relationship. For purposes of any such provision of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment,” “Termination of Service” or like terms shall mean “separation from service.”

iii.

Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” that are otherwise required to be made under an Award to a “specified employee” (as defined under Section 409A and determined by the Administrator) as a result of his or her “separation from service” shall, to the extent necessary to avoid the imposition of taxes under Code Section 409A(a)(2)(B)(i), be delayed until the expiration of the six-month period immediately following such “separation from service” (or, if earlier, until the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award agreement) on the day that immediately follows the end of such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” under such Award that are, by their terms, payable more than six months following the Participant’s “separation from service” shall be paid at the time or times such payments are otherwise scheduled to be made.

g.

Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as an Administrator, director, officer, other employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be granted or delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising out of any act or omission to act concerning this Plan unless arising out of such person’s own fraud or bad faith.

h.

Lock-Up Period. The Company may, at the request of any representative of the underwriters or otherwise, in connection with any registration of the offering of any securities of the Company under the Securities Act, prohibit Participants from, directly or indirectly, selling or otherwise transferring any Shares or other securities of the Company during a period of up to one hundred eighty days following the effective date of a registration statement of the Company filed under the Securities Act.

i.	Right of First Refusal.

i.

Before any Shares granted by an Award held by a Participant or any permitted transferee (each, a “Holder”) may be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of (each, a “Transfer”), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares proposed to be Transferred on the terms and conditions set forth in this Section 11(i) (the “Right of First Refusal”). In the event that the Company’s articles, bylaws and/or a stockholders’ or similar agreement applicable to the Shares contain a right of first refusal with respect to the Shares, such right of first refusal shall apply to the Shares to the extent such provisions are more restrictive than the Right of First Refusal set forth in this Section 11(i) and the Right of First Refusal set forth in this Section 11(i) shall not in any way restrict the operation of the Company’s articles, bylaws or the operation of any applicable stockholders’ or similar agreement.

ii.

In the event any Holder desires to Transfer any Shares, the Holder shall deliver to the Company a written notice (the “Notice”) stating: (A) the Holder’s bona fide intention to sell or otherwise Transfer such Shares; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (C) the number of Shares to be Transferred to each Proposed Transferee; and (D) the price for which the Holder proposes to Transfer the Shares (the “Offered Price”), and the Holder shall offer such Shares at the Offered Price to the Company or its assignee(s).

iii.

Within twenty-five days after receipt of the Notice, the Company and/or its assignee(s) may elect in writing to purchase all, but not less than all, of the Shares proposed to be Transferred to any one or more of the Proposed Transferees by delivery of a written exercise notice to the Holder (a “Company Notice”). The purchase price (“Purchase Price”) for the Shares repurchased under this Section 11(i) shall be the Offered Price.

iv.

Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check or wire transfer), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof, within five days after delivery of the Company Notice or in the manner and at the times mutually agreed to by the Company and the Holder. Should the Offered Price specified in the Notice be payable in property other than cash, the Company or its assignee shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property, as determined by the Administrator.

v.

If all or a portion of the Shares proposed in the Notice to be Transferred are not purchased by the Company and/or its assignee(s) as provided in this Section 11(i), then the Holder may sell or otherwise Transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price; provided that such sale or other Transfer is consummated within sixty days after the date of the Notice; and provided, further, that any such sale or other Transfer is effected in accordance with any Applicable Laws and the Proposed Transferee agrees in writing that the provisions of this Plan and the applicable Award Agreement and any other applicable agreements governing the Shares to be Transferred shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not Transferred to the Proposed Transferee within such sixty-day period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal, as provided herein, before any Shares held by the Holder may be sold or otherwise Transferred.

vi.

Anything to the contrary contained in this Section 11(i) notwithstanding and to the extent permitted by the Administrator, the Transfer of any or all of the Shares during a Participant’s lifetime or upon a Participant’s death by will or intestacy to the Participant’s Immediate Family or a trust for the benefit of the Participant’s Immediate Family shall be exempt from the Right of First Refusal. In such case, the transferee or other recipient shall receive and hold the Shares so Transferred subject to the provisions of this Plan (including the Right of First Refusal), the applicable Award Agreement and any other applicable agreements governing the Shares to be Transferred, and there shall be no further Transfer of such Shares except in accordance with the terms of this Section 11(i) (or otherwise as expressly provided under the Plan).

vii.	Any exercise of the Company’s Right of First Refusal under this Section shall comply with all Applicable Laws, including applicable securities laws related to repurchase of Company shares.

j.

Severability. In the event any portion of the Plan or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.

k.

Governing Documents. In the event of any contradiction between the Plan and any Award Agreement or any other written agreement between a Participant and the Company or any Subsidiary of the Company that has been approved by the Administrator, the terms of the Plan shall govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan shall not apply.

l.

Submission to Jurisdiction; Waiver of Jury Trial. By accepting an Award, each Participant irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Colorado and of the United States of America, in each case located in the State of Colorado, for any action arising out of or relating to the Plan (and agrees not to commence any litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to the address contained in the records of the Company shall be effective service of process for any litigation brought against it in any such court. By accepting an Award, each Participant irrevocably and unconditionally waives any objection to the laying of venue of any litigation arising out of Plan or Award hereunder in the courts of the State of Colorado or the United States of America, in each case located in the State of Colorado, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such litigation brought in any such court has been brought in an inconvenient forum. By accepting an Award, each Participant irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any and all rights to trial by jury in connection with any litigation arising out of or relating to the Plan or any Award hereunder.

m.

Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Colorado, disregarding choice-of-law principles of the law of any state that would require the application of the laws of a jurisdiction other than such state.

n.

Restrictions on Shares; Claw-back Provisions. Shares acquired in respect of Awards shall be subject to such terms and conditions as the Administrator shall determine, including, without limitation, restrictions on the transferability of Shares, the right of the Company to repurchase Shares, the right of the Company to require that Shares be transferred in the event of certain transactions, tag-along rights, bring-along rights, redemption and co-sale rights and voting requirements. Such terms and conditions may be additional to those contained in the Plan and may, as determined by the Administrator, be contained in the applicable Award Agreement or in an exercise notice, stockholders’ agreement or in such other agreement as the Administrator shall determine, in each case in a form determined by the Administrator. The issuance of such Shares shall be conditioned on the Participant’s consent to such terms and conditions and the Participant’s entering into such agreement or agreements. All Awards (including any proceeds, gains or other economic benefit actually or constructively received by Participant upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company.

o.

Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

p.

Conformity to Securities Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan and all Awards granted hereunder shall be administered only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by Applicable Laws, the Plan and all Award Agreements shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

q.

Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16(b) of the Exchange Act pursuant to an applicable exemption (except for transactions acknowledged by the Participant in writing to be non-exempt). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b) of the Exchange Act.

i.

With respect to Participants who are subject to Section 16 of the Exchange Act, at least six (6) months must elapse from the date of acquisition of any stock option, SAR or other derivative security (within the meaning used in Rule 16b-3 of the Exchange Act or any successor rule) issued pursuant to the Plan to the date of disposition of such derivative security (other than upon exercise or conversion) or its underlying equity security.

PROCYON CORPORATION

VOTE

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ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

2020 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposal 2, 3, and 4.

1. To consider and act upon a proposal to elect the following as directors to hold office for a one-year term or until their successors are elected and qualified.

	For	Withhold		For	Withhold		For	Withhold
01 - Regina W Anderson	☐	☐	02 - Justice W Anderson	☐	☐	03 - James B Anderson	☐	☐
04 - Fred W Suggs	☐	☐	05 - Joseph R Treshler	☐	☐	06 - Paul E Kudelko	☐	☐
07 - Monica L McCullough	☐	☐						

	For	Against	Abstain
2. To ratify the appointment of Ferlita, Walsh, Gonzalez, & Rodriguez, P.A. as independent registered public accountants of the Company for the 2021 fiscal year.	☐	☐	☐
3. To approve the Procyon Corporation 2020 Stock Option and Incentive Plan; and	☐	☐	☐
4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any and all adjournments thereof.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Procyon Corporation

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Notice of 2020 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — November 10, 2020

KNOW ALL MEN BY THESE PRESENTS: that the undersigned shareholder of Procyon Corporation (the "Company") hereby constitutes and appoints Regina W. Anderson, as attorney and proxy, with the power to appoint her substitute, and hereby authorizes her to represent and vote, as designated below, all of the shares of Common Stock or Preferred Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held November 10, 2020, and at any and all adjournments thereof with respect to the matters set forth below and described in the Notice of Annual Meeting of Shareholders and Proxy Statement dated September 21, 2020, receipt of which is acknowledged.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). **IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSALS 2, 3, AND 4, AND THE PROXY HOLDER WILL VOTE ON ANY PROPOSAL UNDER ITEM 5 IN THEIR DISCRETION AND IN HER BEST JUDGMENT.**

(Items to be voted appear on reverse side)

C **Non-Voting Items**

Change of Address — Please print new address below.

Comments — Please print your comments below.

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